Exhibit 99.1

Cipher Mining Provides Third Quarter 2023 Business Update

Completed the Build-out of the Odessa Data Center and Achieved All-Time High Self-Mining Hash Rate Capacity of up to 7.2 Exahash per Second (“EH/s”)

Signed Agreement to Acquire a New Texas-based, ERCOT-approved Site with Interconnection up to 300 MW, Expected to Come Online in 2025

Purchased ~1.2 EH/s of the Latest Generation S21 Bitmain Rigs, Bringing Total Hash Rate in Operation and Under Contract to ~8.4 EH/s

GAAP Diluted Net Loss of $0.07 per Share

Non-GAAP Diluted Net Income of $0.02 per Share

NEW YORK—November 8, 2023—Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”), a leading developer and operator of bitcoin mining data centers, today announced results for its third quarter 2023, with an update on its operations and deployment strategy.

“We are pleased to announce that we finalized the build-out of our Odessa facility and have achieved a self-mining capacity of up to 7.2 EH/s across our portfolio,” said Tyler Page, CEO of Cipher. “With this first phase of the Company’s growth now complete, we are also delighted to announce that we have signed an agreement to acquire a new Texas-based, ERCOT-approved site, called “Black Pearl,” with interconnection up to 300 MW.”

Cipher’s obligations under the Black Pearl purchase agreement are subject to certain conditions precedent that, if satisfied or waived by Cipher, would result in Cipher taking over a land lease for up to 50 years for the site itself, as well as the assignment of certain agreements relating to developing and running the site. Upon closing, Cipher will pay to the seller $7 million in consideration, to be paid by delivery of a number of Cipher common shares to be issued under the Company’s shelf registration statement previously filed on Form S-3. Cipher anticipates closing the transaction before the end of the year.

“Now that the first chapter of our growth story is complete, we are excited to embark on the next major phase of expansion,” said Mr. Page. “Black Pearl is a front-of-the-meter site that we aim to bring online in 2025. Having already successfully deployed four data centers, we are eager to start working on the fifth.”

“We have also purchased ~1.2 EH/s worth of the latest generation S21 Bitmain mining rigs for $14/TH, using a payment schedule that extends until one year after the delivery of the last batch of miners,” continued Mr. Page. “We remain committed to our disciplined approach to managing growth throughout the cycle. Whether it is purchasing new mining rigs, expanding our data centers, or developing a new site, we are proud of the rigorous approach we consistently apply to developing the Company’s growth strategy. We believe we are well-positioned to come out a clear winner on the other side of the halving.”

Finance and Operations Highlights

•
Completed the build-out of its Odessa facility and deployed up to 7.2 EH/s of self-mining capacity across the Company’s four data centers
•
Executed agreement to acquire a new site in Texas with a conditional ERCOT interconnection approval for up to 300 MW of energy consumption
•
Purchased ~1.2 EH/s worth of Bitmain S21 rigs for $14/TH for delivery beginning in January 2024
•
Produced a third quarter 2023 GAAP diluted net loss of $0.07 per share, and a non-GAAP diluted net income of $0.02 per share

Business Update Call and Webcast

The live webcast, to be held today at 8:00 a.m. Eastern Time, and a webcast replay of the conference call can be accessed from the investor relations section of Cipher’s website at https://investors.ciphermining.com. To access this conference call by telephone, register here to receive dial-in numbers and a unique PIN to join the call.

About Cipher

Cipher is an emerging technology company focused on the development and operation of bitcoin mining data centers. Cipher is dedicated to expanding and strengthening the Bitcoin network's critical infrastructure. Together with its diversely talented team and strategic partnerships, Cipher aims to be a market leader in bitcoin mining growth and innovation. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations regarding our future results of operations and financial position, business strategy, timing and likelihood of success, potential expansion of bitcoin mining data centers, including the closing of the Black Pearl purchase agreement and development of the Black Pearl facility, expectations regarding the operations of mining centers and delivery of mining rigs, and management plans and objectives, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher's securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, variations in performance across competitors, changes in laws and regulations affecting Cipher's business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on March 14, 2023, and in Cipher's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Josh Kane

Head of Investor Relations at Cipher Mining

josh.kane@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com

CIPHER MINING INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except for share and per share amounts)

	September 30, 2023	December 31, 2022
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$3,342	$11,927
Accounts receivable	360	98
Receivables, related party	-	1,102
Prepaid expenses and other current assets	3,962	7,254
Bitcoin	13,667	6,283
Derivative asset	33,087	21,071
Total current assets	54,418	47,735
Property and equipment, net	258,295	191,784
Deposits on equipment	1,220	73,018
Investment in equity investees	33,609	37,478
Derivative asset	46,963	45,631
Operating lease right-of-use asset	4,399	5,087
Security deposits	17,586	17,730
Total assets	$416,490	$418,463
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$4,604	$14,286
Accounts payable, related party	1,554	3,083
Accrued expenses and other current liabilities	24,813	19,353
Finance lease liability, current portion	6,749	2,567
Operating lease liability, current portion	1,117	1,030
Warrant liability	56	7
Total current liabilities	38,893	40,326
Asset retirement obligation	17,966	16,682
Finance lease liability	12,014	12,229
Operating lease liability	3,645	4,494
Deferred tax liability	1,285	1,840
Total liabilities	73,803	75,571
Commitments and contingencies (Note 12)
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized, none issued and outstanding as of September 30, 2023 and December 31, 2022	-	-
Common stock, $0.001 par value, 500,000,000 shares authorized, 259,682,742 and 251,095,305 shares issued as of September 30, 2023 and December 31, 2022, respectively, and 254,558,178 and 247,551,958 shares outstanding as of September 30, 2023 and December 31, 2022, respectively	259	251
Additional paid-in capital	490,655	453,854
Accumulated deficit	(148,222)	(111,209)
Treasury stock, at par, 5,124,564 and 3,543,347 shares at September 30, 2023 and December 31, 2022, respectively	(5)	(4)
Total stockholders’ equity	342,687	342,892
Total liabilities and stockholders’ equity	$416,490	$418,463

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for share and per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue - bitcoin mining	$30,304	$-	$83,423	$-
Costs and operating expenses (income)
Cost of revenue	13,008	-	37,017	-
General and administrative	23,898	17,755	62,653	51,849
Depreciation	16,217	11	42,284	26
Change in fair value of derivative asset	(4,744)	(85,658)	(13,294)	(85,658)
Power sales	(2,720)	-	(8,469)	-
Equity in losses of equity investees	1,998	8,345	4,179	20,577
Realized gain on sale of bitcoin	(2,505)	(6)	(10,711)	(6)
Impairment of bitcoin	3,443	320	8,076	859
Other gains	(95)	-	(2,355)	-
Total costs and operating expenses (income)	48,500	(59,233)	119,380	(12,353)
Operating (loss) income	(18,196)	59,233	(35,957)	12,353
Other income (expense)
Interest income	11	55	112	106
Interest expense	(627)	-	(1,513)	-
Change in fair value of warrant liability	10	4	(49)	115
Other expense	(6)	-	(18)	-
Total other (expense) income	(612)	59	(1,468)	221
(Loss) income before taxes	(18,808)	59,292	(37,425)	12,574
Current income tax expense	(95)	-	(143)	-
Deferred income tax benefit	1,192	-	555	-
Total income tax benefit	1,097	-	412	-
Net (loss) income	$(17,711)	$59,292	$(37,013)	$12,574
Net (loss) income per share - basic	$(0.07)	$0.24	$(0.15)	$0.05
Net (loss) income per share - diluted	$(0.07)	$0.24	$(0.15)	$0.05
Weighted average shares outstanding - basic	251,789,350	247,508,745	249,858,033	248,461,373
Weighted average shares outstanding - diluted	251,789,350	248,342,200	249,858,033	248,782,665

CIPHER MINING INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities
Net (loss) income	$(37,013)	$12,574
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	42,284	26
Amortization of operating right-of-use asset	688	556
Share-based compensation	28,687	30,072
Equity in losses of equity investees	4,179	20,577
Impairment of bitcoin	8,076	859
Non-cash lease expense	1,477	-
Deferred income taxes	(555)	-
Bitcoin received as payment for services	(83,161)	-
Change in fair value of derivative asset	(13,294)	(85,658)
Change in fair value of warrant liability	49	(115)
Realized gain on sale of bitcoin	(10,711)	(6)
Changes in assets and liabilities:
Proceeds from sale of bitcoin	78,729	23
Proceeds from power sales	-	1,722
Proceeds from reduction of scheduled power	-	5,056
Accounts receivable	(262)	-
Receivables, related party	(958)	(731)
Prepaid expenses and other current assets	3,238	5,412
Security deposits	144	(1,103)
Accounts payable	2,366	400
Accounts payable, related party	(1,529)	-
Accrued expenses and other current liabilities	10,732	1,408
Lease liabilities	(762)	37
Net cash provided by (used in) operating activities	32,404	(8,891)
Cash flows from investing activities
Deposits on equipment	(4,533)	(184,095)
Purchases of property and equipment	(32,980)	(28,958)
Capital distributions from equity investees	3,807	43,291
Investment in equity investees	(3,545)	-
Prepayments on financing lease	(3,676)	-
Net cash used in investing activities	(40,927)	(169,762)
Cash flows from financing activities
Proceeds from the issuance of common stock	11,644	-
Offering costs paid for the issuance of common stock	(298)	-
Repurchase of common shares to pay employee withholding taxes	(3,224)	(3,077)
Principal payments on financing lease	(8,184)	-
Net cash used in financing activities	(62)	(3,077)
Net decrease in cash and cash equivalents	(8,585)	(181,730)
Cash and cash equivalents, beginning of the period	11,927	209,841
Cash and cash equivalents, end of the period	$3,342	$28,111
Supplemental disclosure of noncash investing and financing activities
Reclassification of deposits on equipment to property and equipment	$74,186	$-
Right-of-use asset obtained in exchange for finance lease liability	$14,212	$-
Reclassification of receivables, related party to investment in equity investees	$2,060	$-
Equity method investment acquired for non-cash consideration	$1,926	$93,208
Sales tax accruals reversed due to exemption	$1,837	$-
Bitcoin received from equity investees	$317	$3,139
Common stock cancelled	$-	$10,000
Property and equipment purchases in accounts payable, accounts payable, related party and accrued expenses	$-	$6,695
Right-of-use asset obtained in exchange for operating lease liability	$-	$5,859
Investment in equity investees in accrued expenses	$-	$5,316
Deposits on equipment in accounts payable, accounts payable, related party and accrued expenses	$-	$4,289
Reclassification of deferred investment costs to investment in equity investees	$-	$174

Non-GAAP Financial Measures

The following is a reconciliation of our non-GAAP income (loss) from operations, which excludes the impact of (i) depreciation and amortization, (ii) the non-cash change in the fair value of our derivative asset (iii) share-based compensation expense and (iv) nonrecurring gains, to its most directly comparable GAAP measure for the periods indicated (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Reconciliation of non-GAAP income (loss) from operations:
Operating (loss) income	$(18,196)	$59,233	$(35,957)	$12,353
Depreciation and amortization	16,453	11	42,972	26
Change in fair value of derivative asset	(4,744)	(85,658)	(13,294)	(85,658)
Share-based compensation expense	10,699	10,494	28,687	30,072
Other gains - nonrecurring	-	-	(2,349)	-
Non-GAAP income (loss) from operations	$4,212	$(15,920)	$20,059	$(43,207)

The following are reconciliations of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, in each case excluding the impact of (i) depreciation and amortization (ii) the non-cash change in the fair value of our derivative asset, (iii) share-based compensation expense, (iv) nonrecurring gains, (v) the non-cash change in the fair value of our warrant liability and (vi) deferred income tax expense, to the most directly comparable GAAP measures for the periods indicated (in thousands, except for per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Reconciliation of non-GAAP net income (loss):
Net (loss) income	$(17,711)	$59,292	$(37,013)	$12,574
Non-cash adjustments to net (loss) income:
Depreciation and amortization	16,453	11	42,972	26
Change in fair value of derivative asset	(4,744)	(85,658)	(13,294)	(85,658)
Share-based compensation expense	10,699	10,494	28,687	30,072
Other gains - nonrecurring	-	-	(2,349)	-
Change in fair value of warrant liability	10	4	(49)	115
Deferred income tax expense	1,192	-	555	-
Total non-cash adjustments to net (loss) income	23,610	(75,149)	56,522	(55,445)
Non-GAAP net income (loss)	$5,899	$(15,857)	$19,509	$(42,871)

Reconciliation of non-GAAP basic and diluted net income (loss) per share:
Basic and diluted net (loss) income per share	$(0.07)	$0.24	$(0.15)	$0.05
Depreciation and amortization (per share)	0.07	-	0.17	-
Change in fair value of derivative asset (per share)	(0.02)	(0.35)	(0.05)	(0.35)
Share-based compensation expense (per share)	0.04	0.04	0.11	0.12
Other gains - nonrecurring (per share)	-	-	(0.01)	-
Change in fair value of warrant liability (per share)	-	-	-	-
Deferred income tax expense (per share)	-	-	-	-
Non-GAAP basic and diluted net income (loss) per share	$0.02	$(0.07)	$0.07	$(0.18)